ALLOCATOR 2000
                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                   Supplement to Prospectus dated May 1, 1999

The PORTFOLIO ANNUAL EXPENSES chart at page 32 of the prospectus is corrected so that expenses for the Strong International Stock Fund II are as follows:

                                                                                          OTHER                  TOTAL PORTFOLIO
                 PORTFOLIO                                MANAGEMENT FEES                EXPENSES                ANNUAL EXPENSES
--------------------------------------------------------------------------------------------------------------------------------

       Strong International Stock Fund II                    1.00%                        .62%                        1.62%


The prospectus is further supplemented at page 8 to restate the last sentence of the first paragraph, and the entire second paragraph, to read as follows:

Acacia Life is in turn a second tier subsidiary of Ameritas Acacia Mutual Holding Company, a Nebraska mutual insurance holding company.

On January 1, 1999, Ameritas Mutual Insurance Holding Company ("Ameritas Mutual"), a Nebraska mutual insurance holding company and Acacia Mutual Holding Corporation ("Acacia Mutual"), a District of Columbia mutual holding corporation merged and became Ameritas Acacia Mutual Holding Company ("Ameritas Acacia") a Nebraska mutual insurance holding company. Both Ameritas Acacia and Ameritas Holding Company, an intermediate holding company, are organized under the Nebraska Mutual Insurance Holding Company Act. Acacia Life Insurance Company, a subsidiary of Ameritas Holding Company, is regulated by the District of Columbia Insurance Department. Ameritas Mutual and its subsidiaries had total assets at December 31, 1998 of over $4.1 billion and Acacia Life and its subsidiaries had total assets as of December 31, 1998 of $2.4 billion. The combined group has total assets of over $6.5 billion


The date of this Supplement is June 15, 1999.